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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2006
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission File Number)	94-2708455 (I.R.S. Employer Identification No.)
Harborside Financial Center, Plaza 5, Jersey City, New Jersey 07311-1114 (Address of principal executive offices)
(201) 631-3300 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

  (a)
  On July 17, 2006, in connection with the initial public offering (the "Offering") of OneBeacon Insurance Group, Ltd. ("OneBeacon"), White Mountains undertook an internal reorganization (the "Reorganization") and formed OneBeacon for the purpose of holding certain of its property and casualty insurance businesses. As a result of the Reorganization, certain of White Mountains' businesses that have been historically reported as part of its Other Operations segment are now owned by OneBeacon, and accordingly have been included within OneBeacon's financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations furnished herewith. In addition, certain other businesses of White Mountains that will not be held by OneBeacon following the Offering that have been historically reported as part of its OneBeacon segment have been presented as discontinued operations within OneBeacon's financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations furnished herewith.

    White Mountains expects to file its September 30, 2006 Form 10-Q on November 2, 2006, which will contain segments with revised historical financial information to reflect the Reorganization.

    White Mountains Insurance Group, Ltd. ("White Mountains") is furnishing herewith the unaudited consolidated financial statements of OneBeacon, its wholly owned subsidiary, as of September 30, 2006 and for the nine month periods ended September 30, 2006 and 2005 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2006 versus the nine months ended September 30, 2005 as exhibits 99.1 and 99.2, respectively. These items are contained within Amendment No. 3 to OneBeacon's Form S-1 registration statement which is expected to be filed on or about October 20, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits. The following exhibits are furnished herewith:

EXHIBIT INDEX

99.1	Consolidated balance sheets of OneBeacon Insurance Group, Ltd. (the "Company") as of September 30, 2006 and December 31, 2005 and the related consolidated statements of income and comprehensive income, shareholder's equity, and the consolidated statement of cash flows for the nine-month periods ended September 30, 2006 and September 30, 2005.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2006 versus the nine months ended September 30, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: OCTOBER 20, 2006	By:	/s/ J. BRIAN PALMER J. Brian Palmer Chief Accounting Officer

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EXHIBIT INDEX
SIGNATURES